EXHIBIT 99.1

                            Computational Materials

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MORGAN STANLEY                                               February 11, 2004
Securitized Products Group
                                   [LOGO Omitted]

------------------------------------------------------------------------------



                            Computational Materials

                               $ [ 429,571,000 ]
                  (Approximate, subject to final collateral)

                                 MSM 2004-2AR

                      Morgan Stanley Mortgage Loan Trust
              Mortgage Pass-Through Certificates, Series 2004-2AR
                             Hybrid Arm New Issue













This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------
MORGAN STANLEY                                               February 11, 2004
Securitized Products Group
                                   [LOGO Omitted]

------------------------------------------------------------------------------



Deal Summary:               Offering consists of approximately [$429,571,000]
                            of Senior Certificates +/- 5%. The trust fund will be divided into four groups. Loan Group 1 consists of 3/1 hybrid arm collateral. Approximately
                            [$42,570,000] of Senior Certificates with an initial pass-through rate of 5.248% +/- 0.50% will be related to Loan Group 1. Loan Group 2 consists of 5/1 hybrid arm collateral. Approximately
                            [$149,963,000] in Senior Certificates with an initial pass-through rate of 4.133% +/- 0.50% will be related to Loan Group 2. Loan Group 3 consists of 7/1 hybrid arm collateral. Approximately
                            [$29,025,000] in Senior Certificates with an initial pass-through rate of 5.128% +/- 0.50% will be related to Loan Group 3. Loan Group 4 consists of 10/1 hybrid arm collateral. Approximately
                            [$208,013,000] in Senior Certificates with an initial pass-through rate of 4.875% +/- 0.50% will be related to Loan Group 4.

Issuer:                     MSM Series 2004-2AR

Underwriter:                Morgan Stanley & Co. Incorporated

Master Servicer/
Securities Administrator:   Wells Fargo Bank, N.A.

Depositor:                  Morgan Stanley Capital I, Inc.

Trustee:                    HSBC Bank USA

Custodian:                  JPMorgan Chase Bank

Type of Issuance:           Public

Rating Agencies:            The Senior Certificates will be rated by 2 out of
                            the 3 major rating agencies: S&P, Fitch, and Moody's

Cut-off Date:               February 1, 2004.

Statistical Cut-off Date:   January 1, 2004. The statistical information
                            presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Statistical Cut-off Date. We refer to that pool as the preliminary pool. Some of the mortgage loans in either loan group included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of these mortgage loans to meet the eligibility requirements established for the trust.

Closing Date:               February 27, 2004

Distribution Date:          The 25th day of each month (or if not a business
                            day, the next succeeding business day), commencing in March 2004.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Certificates:               The "Senior Certificates" ("Offered Certificates")
                            will consist of one or more classes of Class A
                            Certificates related to each loan group and the Class A-R Certificates. The "Subordinate
                            Certificates" will consist of the Class B-1, Class
                            B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                            Certificates. The Senior Certificates and the
                            Subordinate Certificates are collectively referred to herein as the "Certificates".

Structure:                  Senior/Subordinate, shifting interest with a seven
                            year prepayment lockout to the subordinate certificates.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            March 2004 - February 2011       0% Pro Rata Share
                            March 2011 - February 2012 30% Pro Rata Share March 2012 - February 2013 40% Pro Rata Share March 2013 - February 2014 60% Pro Rata Share March 2014 - February 2015 80% Pro Rata Share March 2015 and thereafter 100% Pro Rata Share

                            Notwithstanding the foregoing, if, prior to the third anniversary of the first distribution date, March 2007, the credit enhancement provided by the Subordinate Certificates is greater than or equal to twice the credit enhancement as of the closing date (subject to performance triggers), the Subordinate Certificates will be entitled to 50% of their pro rata share of prepayment principal. If the credit enhancement on or after the third anniversary of the first distribution date is greater than or equal to twice the credit enhancement as of the closing date (subject to performance triggers), the Subordinate Certificates will be entitled to receive their pro rata share of prepayment principal.

Credit Support:             The Senior Certificates will receive distributions
                            of interest and principal before the Subordinate
                            Certificates are entitled to receive
                            distributions. It is anticipated that the subordination for the Senior Certificates will initially equal [3.25]% +/- 0.50%.

Cross-Collateralization:    In certain limited circumstances, the principal
                            and interest collected from any of the Group 1, Group 2, Group 3 or Group 4 Mortgage Loans may be used to pay principal or interest, or both, to the Senior Certificates unrelated to that loan group.

Accrual Period:             The interest accrual period (the "Accrual Period")
                            with respect to the fixed rate classes for a given
                            Distribution Date will be the calendar month preceding the month in which such Distribution
                            Date occurs (on a 30/360 basis), and with respect to any non delay, floating rate classes, that may be created, the Accrual Period will be the period beginning on the 25th day of the month (or, in the case of the first Distribution Date, the Closing
                            Date) and ending on the 24th day of the month (on a 30/360 basis).

Servicer Advancing:         Yes, to the extent deemed recoverable.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC (except for the Class
                            A-R Certificates which are physical), and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:      It is anticipated that the Offered Certificates,
                            other than the Class A-R Certificates, will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:          The Offered Certificates, other than the Class A-R
                            Certificates, are expected to be ERISA eligible.
                            Prospective investors should review with their legal advisors whether the purchase and holding of any of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:            The Senior Certificates and the Class B-1
                            Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for the
                            certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage
                            Loans is equal to 1% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Minimum Denomination:       Offered Certificates - $25,000, Retail Classes of
                            Senior Certificates - $1,000

Pricing Prepayment
Speed:                      25% CPR

Priority of Distributions:  With respect to any Distribution Date, available funds from the related group will be distributed in the following order of priority:
                            1. To the Senior Certificates, accrued and unpaid interest at the related pass-through rates, from the related Mortgage Loans
                            2. To the Senior Certificates, principal allocable to such class from the related Mortgage Loans
                            3. To the Subordinate Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective share of principal from all loan groups allocable to such classes

Distributions
of Principal:               On each distribution date, an amount up to the
                            Group 1 Senior Principal Distribution Amount will be distributed as principal to the Class I-A
                            Certificates until its Class Principal Balance is reduced to zero.

                            On each distribution date, an amount up to the Group 2 Senior Principal Distribution Amount will be distributed as principal to the Class II-A Certificates until its Class Principal Balance is reduced to zero.

                            On each distribution date, an amount up to the Group 3 Senior Principal Distribution Amount will be distributed as principal to the Class III-A Certificates until its Class Principal Balance is reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                            On each distribution date, an amount up to the Group 4 Senior Principal Distribution Amount will be distributed as principal to the Class IV-A Certificates until its Class Principal Balance is reduced to zero.

                            To the extent that Available Funds remain after distribution of interest and principal to the Senior Certificates, on each distribution date, an amount up to the Subordinated Principal Distribution Amount will be distributed as principal to the Subordinate Certificates. Each class of Subordinate Certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount based on its respective Class Principal Balance (subject to maintaining certain credit support levels). Distributions of principal to the Subordinate Certificates will be made on each distribution date sequentially in order of their numerical class designation, beginning with the B-1 Certificates, until each class of Subordinate Certificates has received its pro rata share of the Subordinated Principal Distribution Amount for that distribution date.

Allocation of
Realized Losses:            Any realized losses on the Mortgage Loans in a
                            loan group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A
                            Certificates related to that loan group, pro rata, in reduction of their principal balance.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Mortgage Loans:             The trust will consist of hybrid arm mortgage
                            loans secured by first liens on one- to
                            four-family residential properties with an aggregate principal balance as of the Statistical
                            Cut-off Date of approximately $455,382,293, (the
                            "Mortgage Loans"). Substantially all of the Mortgage Loans have original terms to maturity of approximately 30 years and were acquired by Morgan
                            Stanley Mortgage Capital Inc.



                            -----------------------------------------------------------------------------------
                            Group 1 Preliminary Mortgage Pool Data (approximate)
                            -----------------------------------------------------------------------------------
                            Total Outstanding Principal Balance                                     $45,570,621
                            Number of Mortgage Loans                                                        144
                            Average Current Principal Balance                                          $316,463
                            Weighted Average Mortgage Interest Rate                                      5.498%
                            Weighted Average Remaining Term to Maturity                              356 months
                            Weighted Average Seasoning                                                 4 months
                            Weighted Average Credit Score                                                   705
                            Weighted Average Original Loan to Value Ratio                                77.77%
                            Owner Occupied                                                               93.30%
                            Cash-out Refinance                                                           16.85%
                            Geographic Distribution (% CA)                                               48.37%
                            Single Family Dwelling                                                       58.80%
                            -----------------------------------------------------------------------------------


                            -----------------------------------------------------------------------------------
                            Group 2 Preliminary Mortgage Pool Data (approximate)
                            -----------------------------------------------------------------------------------
                            Total Outstanding Principal Balance                                    $157,773,085
                            Number of Mortgage Loans                                                        378
                            Average Current Principal Balance                                          $417,389
                            Weighted Average Mortgage Interest Rate                                      4.625%
                            Weighted Average Remaining Term to Maturity                              356 months
                            Weighted Average Seasoning                                                 4 months
                            Weighted Average Credit Score                                                   716
                            Weighted Average Original Loan to Value Ratio                                69.95%
                            Owner Occupied                                                               85.95%
                            Cash-out Refinance                                                           26.65%
                            Geographic Distribution (% CA)                                               17.92%
                            Single Family Dwelling                                                       61.20%
                            -----------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                            -----------------------------------------------------------------------------------
                            Group 3 Preliminary Mortgage Pool Data (approximate)
                            -----------------------------------------------------------------------------------
                            Total Outstanding Principal Balance                                     $31,056,833
                            Number of Mortgage Loans                                                         74
                            Average Current Principal Balance                                          $419,687
                            Weighted Average Mortgage Interest Rate                                      5.391%
                            Weighted Average Remaining Term to Maturity                              353 months
                            Weighted Average Seasoning                                                 7 months
                            Weighted Average Credit Score                                                   739
                            Weighted Average Original Loan to Value Ratio                                66.92%
                            Owner Occupied                                                               88.96%
                            Cash-out Refinance                                                           48.19%
                            Geographic Distribution (% CA)                                               23.96%
                            Single Family Dwelling                                                       66.00%
                            -----------------------------------------------------------------------------------


                            -----------------------------------------------------------------------------------
                            Group 4 Preliminary Mortgage Pool Data (approximate)
                            -----------------------------------------------------------------------------------
                            Total Outstanding Principal Balance                                    $220,981,755
                            Number of Mortgage Loans                                                        380
                            Average Current Principal Balance                                          $581,531
                            Weighted Average Mortgage Interest Rate                                      5.252%
                            Weighted Average Remaining Term to Maturity                              355 months
                            Weighted Average Seasoning                                                 5 months
                            Weighted Average Credit Score                                                   738
                            Weighted Average Original Loan to Value Ratio                                63.24%
                            Owner Occupied                                                               97.28%
                            Cash-out Refinance                                                           16.25%
                            Geographic Distribution (% CA)                                               47.24%
                            Single Family Dwelling                                                       93.30%
                            -----------------------------------------------------------------------------------



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